UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2008

NORTHERN TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-5965	36-2723087
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 South LaSalle Street, Chicago, Illinois	60603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off–Balance Sheet Arrangement of a Registrant.

On July 15, 2008, Northern Trust Corporation (the “Corporation”) amended the Capital Support Agreements it entered into on February 21, 2008 with certain Registered Investment Companies, Undertakings for the Collective Investment of Transferable Securities, Collective Funds and Securities Lending Collateral Pools, for which subsidiaries of the Corporation act as investment advisors. The amendments extend the expiration date under the Capital Support Agreements from August 31, 2008 until February 28, 2009. Copies of the amendments are filed as Exhibits 10.1 through 10.8 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amendment No. 1 to Capital Support Agreement, dated July 15, 2008, between Northern Trust Corporation and Northern Institutional Funds on behalf of its series the Prime Obligations Portfolio

10.2	Amendment No. 1 to Capital Support Agreement, dated July 15, 2008, between Northern Trust Corporation and Northern Institutional Funds on behalf of its series the Diversified Assets Portfolio

10.3	Amendment No. 1 to Capital Support Agreement, dated July 15, 2008, between Northern Trust Corporation and Northern Institutional Funds on behalf of its series the Liquid Assets Portfolio

10.4	Amendment No. 1 to Capital Support Agreement, dated July 15, 2008, between Northern Trust Corporation and Northern Funds on behalf of its series the Money Market Fund

10.5	Amendment No. 1 to Capital Support Agreement, dated July 15, 2008, between Northern Trust Corporation and Northern Trust Global Funds plc on behalf of its sub-fund The Sterling Fund

10.6	Amendment No. 1 to Capital Support Agreement, dated July 15, between Northern Trust Corporation and Northern Trust Global Funds plc on behalf of its sub-fund The U.S. Dollar Fund

10.7	Amendment Number One to Capital Support Agreement, dated July 15, 2008, between Northern Trust Corporation and The Northern Trust Company, as Securities Lending Agent on behalf of the Core Select Securities Lending Cash Collateral Pool

10.8	Amendment Number One to Capital Support Agreement, dated July 15, 2008, between Northern Trust Corporation and Northern Trust Investments, N.A., as Trustee on behalf of the NTGI Collective Short Term Investment Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TRUST CORPORATION
(Registrant)

Date: July 16, 2008	By:	/s/ Steven L. Fradkin
Steven L. Fradkin
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

10.1	Amendment No. 1 to Capital Support Agreement, dated July 15, 2008, between Northern Trust Corporation and Northern Institutional Funds on behalf of its series the Prime Obligations Portfolio

10.2	Amendment No. 1 to Capital Support Agreement, dated July 15, 2008, between Northern Trust Corporation and Northern Institutional Funds on behalf of its series the Diversified Assets Portfolio

10.3	Amendment No. 1 to Capital Support Agreement, dated July 15, 2008, between Northern Trust Corporation and Northern Institutional Funds on behalf of its series the Liquid Assets Portfolio

10.4	Amendment No. 1 to Capital Support Agreement, dated July 15, 2008, between Northern Trust Corporation and Northern Funds on behalf of its series the Money Market Fund

10.5	Amendment No. 1 to Capital Support Agreement, dated July 15, between Northern Trust Corporation and Northern Trust Global Funds plc on behalf of its sub-fund The Sterling Fund

10.6	Amendment No. 1 to Capital Support Agreement, dated July 15, 2008, between Northern Trust Corporation and Northern Trust Global Funds plc on behalf of its sub-fund The U.S. Dollar Fund

10.7	Amendment Number One to Capital Support Agreement, dated July 15, 2008, between Northern Trust Corporation and The Northern Trust Company, as Securities Lending Agent on behalf of the Core Select Securities Lending Cash Collateral Pool

10.8	Amendment Number One to Capital Support Agreement, dated July 15, 2008, between Northern Trust Corporation and Northern Trust Investments, N.A., as Trustee on behalf of the NTGI Collective Short Term Investment Fund